Exhibit 10.17

DocuSign Envelope ID: 6F90971C-613F-4B40-BCDD-CA66A9C5B881

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES 1 | 17

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00001	06-Mar-2023	SEE SCHEDULE	

6. ISSUED BY CODE HT9425	7. ADMINISTERED BY (If other than item 6) CODE
ARMY MED RES ACQ ACTIVITY 808 SCHREIDER ST FORT DETRICK MD 21702	See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
SPECTRAL MD INC
2515 MCKINNEY AVE STE 1000
DALLAS TX 75201-2150

CODE 5CTF3 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W81XWH21C0081

X 10B. DATED (SEE ITEM 13) 01-Jul-2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Bilateral: 52.243-1 Alt V Changes--Fixed-Price
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: cdeener231936

The purpose of this modification is to extend the PoP of the contract at no additional cost to the contract through the Contract Summary in Section A, the extended description of CLINs 0001 and 0002 in Section B, C3.2. of the SOW in Section C, the Delivery Schedule item of each CLIN in Section F, and the Additional Invoice Instruction in Section G. In addition, per Section 711 of the National Defense Authorization Act (NDAA) 2019 the U.S. Army Medical Research Acquisition Activity (USAMRAA), U.S. Army Medical Research and Development Command (USAMRDC) transferred to the Defense Health Agency (DHA) from the U.S. Army effective 01 October 2022. See the Summary of Changes.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Jeffrey E. Thatcher Chief Scientist		Micaela L. Bowers, Contracting Officer TEL: (301)-619-2173 EMAIL: micaela.l.bowers.civ@health.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
DocuSigned by: [signature] (Signature of person authorized to sign)	2/27/2023	BY BOWERS.MICAELA.LIKINS.1255016098 Digitally signed by BOWERS.MICAELA.LIKINS.1255016098 Date: 2023.02.28 13:36:32 -05'00' (Signature of Contracting Officer)	

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The ‘issued by’ organization has changed from

USA MED RESEARCH ACQ ACTIVITY

820 CHANDLER ST

FORT DETRICK MD 21702-5014

to

ARMY MED RES ACQ ACTIVITY

808 SCHREIDER ST

FORT DETRICK MD 21702

The ‘administered by’ organization has changed from

USA MED RESEARCH ACQ ACTIVITY

820 CHANDLER ST

FORT DETRICK MD 21702-5014

to

ARMY MED RES ACQ ACTIVITY

808 SCHREIDER ST

FORT DETRICK MD 21702

The following have been modified:

CONTRACT SUMMARY

RESEARCH TITLE: Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon III care environment

PROPOSAL NUMBER: H2S-0025

TOPIC NUMBER: DHA17A-006

LOG NUMBER: 20000227

PROJECT PI: Jeffrey Thatcher; thatcher@spectralmd.com

CONTRACT TYPE: Firm Fixed Price

TOTAL CONTRACT VALUE: $1,082,493.88

TERM SCOPE OF CONTRACT: Phase II – 1 July 2021 through 31 December 2023 (Research ends 31 August 2023). The Final Report is due four (4) months after research ends on 31 August 2023.

The scope of this contract encompasses the complete SBIR process to include all Phases of the Award. Therefore, the term of this contract is for up to five (5) years unless otherwise ending sooner. If so extended, a modification incorporating the appropriate phase requirement, budget and technical proposal will be issued prior to any work on that phase commencing.

The SBIR Data Rights are covered in DFARS clause 252.227-7018.

ACQUISITION HISTORY: The Phase I action was competed under the DHA SBIR Solicitation 17.A, Topic Number DHA17A-006 and awarded as contract number W81XWH-17-C-0170. The Phase I period of performance ran 15 September 2017 – 14 April 2018 (Research ended 14 March 2018). The initial Phase II was awarded as contract number W81XWH-18-C-0114 and the period of performance was 27 August 2018 – 26 January 2021 (Research ended 31 December 2020).

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GOVERNMENT CONTACTS:

Contract Specialist:

U.S. Army Medical Research Acquisition Activity (USAMRAA)

ATTN: FCMR-ACO-SH (Mr. Chasen N. Deener)

820 Chandler Street

Fort Detrick, MD 21702-5014

Voice: 240-291-0527

Email: chasen.n.deener.civ@health.mil

Contracting Officer (KO) (Authorized Official to bind the Government in Contracts):

U.S. Army Medical Research Acquisition Activity (USAMRAA)

ATTN: FCMR-ACO-SH (Mrs. Miceala L. Bowers)

820 Chandler Street

Fort Detrick, MD 21702-5014

Voice: 301-619-2173

Email: micaela.1.bowers.civ@health.mil

Contracting Officer’s Representative (COR) (Government customer/office receiving services):

U.S. Army Medical Materiel Development Activity (USAMMDA)

1430 Veterans Drive (ATTN: Kristin Jones Maia)

Fort Detrick, MD 21702-5009

Voice: 301-619-7859

Email: kristin.1.jonesmaia.civ@health.mil

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The CLIN extended description has changed from:

The Contractor shall furnish the necessary equipment, personnel, and facilities to conduct months 1 through 23 of the STTR Sequential Phase II research in accordance with the Contract Schedule and the Contractor’s Proposal titled “Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon III care environment” dated 1 April 2021 and the REVISED budget dated 4 June 2021, which are incorporated by reference. PI: Jeffrey Thatcher. The entire Period of Performance of the Phase II is 28 months from the effective date of the award. Four months are provided to allow time to complete and send the final report. Twenty-four monthly reports and one final report at the end of the Phase II will be required. Assertions have not been claimed by the company in follow-up to DFARS 252.227-7017. SBIR Solicitation Topic: DHA17A-006. Log Number: 20000227.

To:

The Contractor shall furnish the necessary equipment, personnel, and facilities to conduct months 1 through 25 of the STTR Sequential Phase II research in accordance with the Contract Schedule and the Contractor’s Proposal titled “Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon III care environment” dated 1 April 2021 and the REVISED budget dated 4 June 2021, which are incorporated by reference. PI: Jeffrey Thatcher. The entire Period of Performance of the Phase II is 30 months from the effective date of the award. Four months are provided to allow time to complete and send the final report. Twenty-four monthly reports and one final report at the end of the Phase II will be required. Assertions have not been claimed by the company in follow-up to DFARS 252.227-7017. SBIR Solicitation Topic: DHA17A-006. Log Number: 20000227.

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CLIN 0002

The CLIN extended description has changed from:

The Contractor shall furnish the necessary equipment, personnel, and facilities to conduct month 24 of the STTR Sequential Phase II research in accordance with the Contract Schedule and the Contractor’s Proposal titled “Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon III care environment” dated 1 April 2021 and REVISED budget dated 4 June 2021, which are incorporated by reference. PI: Jeffrey Thatcher. The entire Period of Performance of the Phase II is 28 months from the effective date of the award. Four months are provided to allow time to complete and send the final report. Twenty-four monthly reports and one final report at the end of the Phase II will be required. Assertions have not been claimed by the company in follow-up to DFARS 252.227-7017. SBIR Solicitation Topic: DHA17A-006. Log Number: 20000227.

To:

The Contractor shall furnish the necessary equipment, personnel, and facilities to conduct month 26 of the STTR Sequential Phase II research in accordance with the Contract Schedule and the Contractor’s Proposal titled “Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon III care environment” dated 1 April 2021 and REVISED budget dated 4 June 2021, which are incorporated by reference. PI: Jeffrey Thatcher. The entire Period of Performance of the Phase II is 30 months from the effective date of the award. Four months are provided to allow time to complete and send the final report. Twenty-four monthly reports and one final report at the end of the Phase II will be required. Assertions have not been claimed by the company in follow-up to DFARS 252.227-7017. SBIR Solicitation Topic: DHA17A-006. Log Number: 20000227.

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

STATEMENT OF WORK

C1. BACKGROUND:

The U.S. Army Medical Research and Development Command, in support of the Department of Defense Small Business Technology Transfer (STTR), has taken part in the Program Solicitation/Broad Agency Announcement (BAA) for 2017.A. Objectives of the solicitation/broad agency announcement included stimulating technological innovation in the private sector, strengthening the role of the small business in meeting Federal research and development needs, fostering and encouraging participation by minority and disadvantaged persons in technological innovation, increasing the commercial application of DoD-supported research results, and improving their return on investment from Federally-funded research for economic and social benefits to the Nation. The Federal STTR Program is mandated by Public Laws 97-219, 99-443, 102-564 (STTR) and 106-554.

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C2. PHASED PROGRAM:

C2.1. Phase I is to determine, insofar as possible, the scientific or technical merit and feasibility of ideas submitted under the STTR program. The contractor shall concentrate on that research or development which will significantly contribute to providing the scientific or technical feasibility of the approach or concept and which would be a prerequisite to further DoD support in Phase II.

C2.2. Phase II awards are made to firms with approaches that appear sufficiently promising as a result of Phase I. Phase II awards typically cover 2-5 man-years of effort and to cover a period generally not to exceed 24 months, subject to negotiation. The number of Phase II awards will depend upon Phase I results and availability of funds. Phase II is the principal research or development effort; it will require a more comprehensive proposal, outlining the proposed effort, as explained below. Agencies may offer special STTR awards, such as Phase II Enhancement awards, that supplement or extend Phase II awards. The Phase II Enhancement awards differ from base Phase II in that they require third party matching of the STTR funds. Each such supplemental award must be linked to a base Phase II award.

C2.3. Under Phase III, it is intended that non-Federal capital be used by the small business to pursue commercial applications of the research or development. Also, under Phase III, Federal agencies may award non-STTR funded follow-on contracts for products or processes, which meet the mission needs of those agencies.

C3. SCOPE OF WORK:

C3.1. Research Title: “Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon II care environment”

C3.2. The contractor shall, for the research period of twenty-six (26) months plus four (4) additional months is provided for the submission of the final technical report following contract award, furnish the necessary personnel, facilities, equipment, and supplies to conduct Phase II of the study cited above. The statement of work, as contained in the Contractor’s Sequential Phase II Technical Proposal H2S-0025 dated 1 April 2021 in response to the DHA Broad Agency Announcement (BAA) No. 2017.A, Topic DHA17A-006, is incorporated by reference.

C3.3. STTR Institution Partner: Louisiana State University

C4. PLACE OF PEFORMANCE

C4.1. Place of performance includes the following locations:

C4.1.1.	Spectral Md, Inc.

2515 McKinney Avenue, Suite 1000

Dallas, TX 75201-1111

C4.1.2.	Louisiana State University

433 Bolivar Street

New Orleans, LA 70112-7021

C5. QUALITY ASSURANCE: The contractor shall submit monthly and final technical progress reports to the Contracting Officer’s Representative (COR) for review and acceptance as outlined in Section C11 below. The COR shall review each monthly and final progress report to ensure the contractor is making adequate forward movement toward achieving the stated objectives of the research proposal and topic. If acceptable, the COR shall approve each progress report and in turn approve the associated invoice for payment.

C6. CONTRACTOR IDENTIFICATION:

C6.1. When contractor personnel perform the services required in this contract on a Government installation they are required to possess and wear an identification badge that displays his or her name and the name of the Company.

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The contractor shall ensure that contractor personnel identify themselves as contractors when attending meetings, answering Government telephones, providing any type of written correspondence, or working in situations where their actions could be construed as official Government acts.

C6.2. While performing in a contractor capacity, contractor personnel shall refrain from using their retired or reserve component military rank or title in all written or verbal communications

C7. KEY PERSONNEL:

C7.1. The following positions have been identified to be filled by Key Personnel proposed for this award.

Position Title:           Principal Investigator

C7.2. The approved Personnel identified to fill the Key Personnel positions shall be utilized as necessary to fulfill the requirements of this contract.

C7.3. The contractor agrees that during the contract performance period substitution for Key Personnel shall not be permitted unless such substitution is necessitated by sudden illness, death, or change in employment conditions (e.g. termination, change in position, etc.). In any of these events, the contractor shall promptly notify the Contracting Officer in writing and provide the information required by paragraph C7.4 below.

C7.4. All requests for substitutions must provide a detailed explanation of the circumstances necessitating the proposed substitution(s), a complete resume for the proposed substitute(s), and any other information requested by the Contracting Officer needed to approve or disapprove the proposed substitution(s). Any proposed substitute or replacement key personnel shall have qualifications comparable to the individual being replaced, taking into account the requirements of the SOW. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof.

C7.5. If any of the listed Key Personnel are subcontractor personnel, the contractor shall flow down the substance of this instruction in any subcontract which is awarded in support of this contract.

C8. PRINCIPAL INVESTIGATOR:

The Principal Investigator shall be continuously responsible for the conduct of the research project. The contractor shall obtain the Contracting Officer’s approval to change the Principal Investigator or to continue the research work during a continuous period in excess of three months without the participation of an approved Principal Investigator. This contract is based on the Principal Investigator devoting the number of hours proposed in the approved budget to the project over the term of the contract. The contractor shall advise the Contracting Officer if the Principal Investigator will, or plans to, revise the level of effort estimated in the contractor’s proposal. A curriculum vitae shall be provided for professional associates added to the research project or substituted during the course of work.

C9. RESERVED

C10. GENERAL REQUIREMENTS:

C10.1. PROHIBITION OF USE OF HUMAN SUBJECTS

PROHIBITION - READ FURTHER FOR DETAILS

Research under this award involving the use of human subjects, to include the use of human anatomical substances or identifiable private information, shall not begin until the USAMRDC’s Office of Research Protections (ORP) provides authorization that the research may proceed. Written approval to begin research will be issued from the USAMRDC ORP, under separate notification to the contractor. Written approval from the USAMRDC ORP is also required for any subcontractor that will use funds from this contract to conduct research involving human subjects.

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Research involving human subjects shall be conducted in accordance with the protocol submitted to and approved by the USAMRDC ORP. Complete study records shall be maintained for each human research study and shall be made available for review by representatives of the USAMRDC. Research records shall be stored in a confidential manner in accordance with FAR 52.224-2.

The contractor is required to adhere to the following reporting requirements:

Submission of substantive modifications to the protocol, continuing review documentation, and the final report as outlined in the USAMRDC ORP approval memorandum.

Unanticipated problems involving risks to subjects or others, subject deaths related to participation in the research, clinical holds (voluntary or involuntary), and suspension or termination of this research by the IRB, the contractor, the Sponsor, or regulatory agencies, shall be promptly reported to the USAMRDC ORP.

The knowledge of any pending compliance inspection/visits by the FDA, ORP, or other government agency concerning this clinical investigation or research, the issuance of Inspection Reports, FDA Form 483, warning letters or actions taken by any Regulatory Agencies including legal or medical actions, and any instances of serious or continuing noncompliance with regulatory requirements that relate to this clinical investigation or research, shall be reported immediately to the USAMRDC ORP.

Non-compliance with these terms and conditions may result in withholding of payments and/or the termination of the contract. The USAMRDC ORP Human Research Protection Office submission instructions can be accessed at https://mrdc.amedd.army.mil/index.cfm/collaborate/research_protections/hrpo.

C10.2. PROHIBITION OF USE OF HUMAN CADAVERS

PROHIBITION - READ FURTHER FOR DETAILS

Research, development, testing and evaluation (RDT&E), education or training activities involving human cadaveric specimens under this contract shall not begin until approval is granted in accordance with the Army Policy for Use of Human Cadavers for RDT&E, Education, or Training, 20 April 2012 (https://mrdc.amedd.army.mil/index.cfm/collaborate/research_protections/hrpo).

The USAMRDC Office of Research Protections (ORP) is the Action Office (usarmy.detrick.medcom- usamrmc.other.hrpo@mail.mil ) for this policy. Approval must be obtained from the USAMRDC ORP. Contractors must coordinate with the Contracting Officer Representative (COR) to ensure that proper approvals are obtained. ORP will issue written approvals to begin under separate notification to the contractor. Written approval to proceed from the USAMRDC ORP is also required for any subcontractor that will use funds from this award to conduct RDT&E, education or training involving human cadaveric specimens.

Contractors must promptly report problems related to the conduct of the activity involving cadavers or the procurement, inventory, use, storage, transfer, transportation, and disposition of cadavers to the USAMRDC ORP. Contractors must maintain complete records of the activity.

The USAMRDC or designees must be permitted to observe the activity upon request and/or audit activity records to ensure compliance with the approved protocol or applicable regulatory requirements.

Non-compliance with these terms and conditions may result in withholding of payments and/or the termination of the contract.

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C10.3. PROHIBITION OF USE OF LABORATORY ANIMALS

PROHIBITION - READ FURTHER FOR DETAILS

Notwithstanding any other terms and conditions contained in this contract or incorporated by reference herein, the contractor is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the USAMRDC, Animal Care and Use Review Office (ACURO). Written authorization to begin research under the applicable protocol(s) proposed for this contract will be issued in the form of an approval letter from the USAMRDC ACURO to the contractor. Furthermore, modifications to already approved protocols require approval by ACURO prior to implementation. For each fiscal year, the contractor must maintain, and upon request from ACURO, submit animal usage information.

Non-compliance with any of these terms and conditions may result in withholding of payment and/or the termination of the contract.

The Animal Care and Use Office requirements can be accessed at https://mrdc.amedd.army.mil/index.cfm/collaborate/research_protections/acuro.

C10.4. INVESTIGATING AND REPORTING POSSIBLE SCIENTIFIC MISCONDUCT:

C10.4.1. “Misconduct” or “Misconduct in Science” is defined as fabrication, falsification, plagiarism, or other practices that seriously deviate from those that are commonly accepted within the scientific community for proposing, conducting or reporting research. It does not include honest error or honest differences in interpretations or judgments of data.

C10.4.2. Contractors shall foster a research environment that prevents misconduct in all research and that deals forthrightly with possible misconduct associated with research for which US Army Medical Research and Development Command funds have been provided or requested.

C10.4.3. The contractor agrees to:

C10.4.3.1. Establish and keep current an administrative process to review, investigate, and report allegations of misconduct in science in connection with research conducted by the contractor;

C10.4.3.2. Comply with its own administrative process;

C10.4.3.3. Inform its scientific and administrative staff of the policies and procedures and the importance of compliance with those policies and procedures;

C10.4.3.4. Take immediate and appropriate action as soon as misconduct on the part of employees or persons within the organization’s control is suspected or alleged; and

C10.4.3.5. Report to the Administrative Contracting Officer (ACO) a decision to initiate an investigation into possible scientific misconduct.

C10.4.4. The contractor is responsible for notifying the ACO of appropriate action taken if at any stage of an inquiry or investigation any of the following conditions exist:

C10.4.4.1. An immediate health hazard is involved;

C10.4.4.2. There is an immediate need to protect Federal funds or equipment;

C10.4.4.3. A probability exists that the alleged incident will be reported publicly; or

C10.4.4.4. There is a reasonable indication of possible criminal violation.

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C10.5. USE OF TECHNICAL REFERENCE FACILITY:

To the extent practical the Contractor shall utilize the technical reference facilities of the Defense Technical Information Center (DTIC) for the purpose of surveying existing knowledge and avoiding needless duplication of scientific and engineering effort and the expenditure thereby represented. The DTIC headquarters office is located at 8725 John J. Kingman Road, Fort Belvoir, VA 22060-6218. Information can also be obtained via the Internet at https://discover.dtic.mil or via the toll-free number for the DTIC help desk, 1-800-225-3842. To the extent practical, all other sources, whether or not Government controlled, should be consulted for the same purpose.

C10.6. FINANCIAL INSTABILITY, INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP:

C10.6.1. Contractor will immediately notify the USAMRAA Contracting Officer of the occurrence of the following events:

C10.6.1.1. the contractor’s financial instability that would negatively impact performance of this contract;

C10.6.1.2. the contractor or contractor’s parent company’s filing of a voluntary case seeking liquidation or reorganization under the Bankruptcy Act;

C10.6.1.3. the contractor’s consent to the institution of an involuntary case under the Bankruptcy Act against the contractor or contractor’s parent company;

C10.6.1.4. the filing of any similar proceeding for or against the contractor or contractor’s parent company, or its consent to, the dissolution, winding-up or readjustment of the contractor’s debts, appointment of a receiver, conservator, trustee, or other officer with similar powers over the organization, under any other applicable state or federal law; or

C10.6.1.5. the recipient’s insolvency due to its inability to pay its debts generally as they become due.

C10.6.2. Such notification shall be in writing and shall:

C10.6.2.1. specifically set out the details of the occurrence of an event referenced in paragraph a;

C10.6.2.2. provide the facts surrounding that event; and

C10.6.2.3. provide the impact such event will have on the research and development being funded by this contract.

C10.6.3. Upon the occurrence of any of the five events described in the first paragraph, the Government reserves the right to review contractor’s performance to determine if there are significant deficiencies or concerns that would undermine the government’s investment in Contractor’s work. The Government reserves the right to impose additional requirements, as needed, including:

C10.6.3.1. change the payment method; C10.6.3.2. institute payment controls, and

C10.6.3.3. require additional reporting requirements. In addition, should any of the five events described in the first paragraph occur, the Government may elect that Contractor transfer possession, ownership and sponsorship/ holdership of any Regulatory Application or intellectual property resulting from this contract in accordance with the procedure and conditions set forth in the clause entitled “Regulatory Rights of Product Development Failures (2012)” incorporated herein.

C10.6.4. Failure of the Contractor to comply with this term may be considered a grounds for the termination of this contract.

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C10.7. REGULATORY RIGHTS IN EVENT OF PRODUCT DEVELOPMENT

C10.7.1. This contract includes research with an investigational drug, biologic or medical device that is regulated by the U.S. Food and Drug Administration (FDA) and requires FDA pre-market approval or clearance before commercial marketing may begin. As a Phase II SBIR contract, the potential exists for the Contractor to begin preliminary FDA contact regarding the eventual clearance and commercialization of the “Development of device to enable the assessment of burn severity by artificial intelligence in the military’s echelon III care environment” (or “technology”). The Contractor is the regulatory sponsor of the investigational device exemption (IDE) that governs the research under this contract. As the sponsor of the IDE and eventual applicant to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, and 814.20) contractor has certain standing before the FDA that entitles it to exclusive communications related to a Regulatory Application. This clause protects the return on research and development investment made by the U.S. Army Medical Research and Development Command (USAMRDC) in the event of certain regulatory product development failures related to the technology.

C10.7.2. The Contractor shall provide USAMRDC/USAMMDA with all communication, both formal and informal, to or from FDA regarding the technology being developed under this contract and ensure that USAMRDC/USAMMDA staff are permitted to participate in any sponsor meetings both formal and informal with FDA upon request.

C10.8. RESERVED

C10.9. FOREIGN NATIONALS

C10.9.1 If Foreign Nationals are utilized, it is the company’s responsibility to comply with all governing Federal International Traffic in Arms Regulations (ITAR) and applicable section(s) of the associated Broad Agency Announcement (BAA).

C11. DELIVERABLES:

Reference	Title	Due
SOW para C11.2.1	Monthly Technical Progress Report	Monthly
SOW para C11.2.1.3	Monthly Technical Progress Report and Invoice Submission	Monthly
SOW para C11.2.2 and CLIN 0005	Contract Data Requirements List (CDRL) Exhibit A, Data Item No. A001 – Final Technical Report	End of Performance
SOW para C11.2.3 and Section I – DFARS 252.227-7039	Patent/Invention Reporting	End of Performance

C11.1. CONTRACTOR MANPOWER REPORTING (CMR)/SERVICE CONTRACT REPORTING

REQUIREMENT: Not applicable to this requirement.

C11.2. TECHNICAL REPORTING REQUIREMENTS:

C11.2.1. MONTHLY TECHNICAL PROGRESS REPORTS

C11.2.1.1. The contractor shall submit a Monthly Technical Progress Report covering work accomplished during each month of contract performance. It shall be brief, factual, and informal, and shall be prepared in accordance with the following:

C11.2.1.1.1. Cover containing:

C11.2.1.1.1.1. Contract number and title

C11.2.1.1.1.2. Type of report, sequence number of report, and period of performance being reported

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C11.2.1.1.1.3. Contractor’s name, address, and telephone number

C11.2.1.1.1.4. Principal Investigator

C11.2.1.1.1.5. Date of publication

C11.2.1.1.1.6. Contracting Officer’s Representative (COR)

C11.2.1.1.2. Section I – Introduction and Project Summary (Purpose and Scope of Research Effort). A brief introduction covering the purpose and scope of the research effort (one paragraph summary).

C11.2.1.1.3. Section II – Progress

C11.2.1.1.3.1. Overall Progress Summary. A brief description of overall progress to date for the reporting period (one-two paragraphs summary).

C11.2.1.1.3.2. Individual Task Progress. A separate description for each task or other logical segment of work on which effort was expended during the report period, briefly describing the work that has been performed. Description shall include pertinent data and graphs in sufficient detail to explain any significant results achieved. List all tasks associated with the approved Statement of Work (SOW) including those with no activity performed for the period and status stating as such (i.e. have not started, no work conducted this period, started, delayed, % completed, etc.).

C11.2.1.1.4. Section III - Problems and Changes

C11.2.1.1.4.1. Problems Encountered. A description of current problems that may impede performance, including impact on expenditures, along with proposed corrective action. Report any changes (e.g. staff addition/removal/FTE reduction/increase, approaches, etc.) that happened and why. Note some changes require Contracting Officer’s review and expressed written approval through a formal award modification before implementation.

C11.2.1.1.4.2. Problems Anticipated. A description of anticipated problems that have a potential to impede progress and/or impact expenditures, and what corrective action is planned should the problem materialize. Report any changes (e.g. staff, approaches, etc.) planned and why. Note some changes require Contracting Officer’s review and expressed written approval through a formal award modification before implementation.

C11.2.1.1.5. Section IV - Next Month Actions. A brief description of work to be performed during the next reporting period for each task. If no work is planned for a task then state so and why if appropriate.

C11.2.1.1.6. Section V - Administrative Comments - Description of proposed site visits and participation in technical meetings, journal manuscripts in preparation, coordination with other organizations conducting related work, etc.

C11.2.1.1.7. Section VI – Research Protocols and Regulatory Status

C11.2.1.1.7.1. Protocol Status. List each protocol planned for the project including title, protocol identifiers (i.e. IACUC number, ACURO number, name of regulatory review board, etc.), type of animals, number of animals, protocol PI, protocol site, etc., and note status of each (e.g. in development, submitted to regulatory agency such as IACUC, ACURO, FDA for review, approval date with name of regulatory authority, date of continuing review or rewrite review, amendments with brief statement of the changes and its status such as submitted and/or approved by which regulatory authority, etc.)

C11.2.1.1.7.2. Adverse Events. Describe any adverse events and actions taken.

C11.2.1.1.8. Section VII - A Gantt Chart showing actual progress versus scheduled progress.

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C11.2.1.2. Monthly Technical Progress Reports: The first monthly report will be due 40 days after the start date of the period of performance (10 days after completion of the first 30 days of performance) and then monthly thereafter.

C11.2.1.3. Monthly Technical Progress Reports and Invoice Submission. The Monthly Technical Progress Reports and Invoices shall be submitted electronically to https://ebrap.org for review prior to submission through Wide Area Workflow (WAWF) for Payment. The COR shall have five (5) calendar days to provide comment to the contractor. If the COR does not provide comment within 5 days of submission, the contractor may submit their invoice via WAWF.

C11.2.2. FINAL TECHNICAL REPORT:

Final Technical Report shall be submitted within 120 calendar days after the “research ends” date for the Phase II effort. The final technical report format and submission instructions are included in the attached Contract Data Requirement List (CDRL). In accordance with DFARS clause 252.235-7011, the Final Technical Report shall be submitted to the Defense Technical Information Center (DTIC) upon the COR’s approval of the report. The contractor shall provide to the Contract Specialist an electronic copy of DTIC’s notification that the final report has been received.

C11.2.3. PATENT/INVENTION REPORTING:

C11.2.3.1. SBIR/STTR awardees must report inventions to the component within two months of the inventor’s report to the awardee. The reporting of inventions may be accomplished by submitting paper documentation, including fax, or through the Edison Invention Reporting System at www.iedison.gov.

C11.2.3.2. Closeout report. A final DD Form 882 is required, whether or not the contractor is reporting an invention. Submit the report within three months of end of the period of performance. List all inventions made during the period of performance or state “none,” as applicable. The award will not be closed until the contractor has met all reporting requirements. Submit all DD Form 882 reports electronically to the Contract Specialist shown in Section A, Contract Summary.

C11.2.4. RESERVED

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

	POP 01-JUL-2021 TO 31-OCT-2023	N/A	USA MED MATERIEL DEV ACTIVITY KRISTIN JONES MAIA 1430 VETERANS DRIVE FORT DETRICK MD 21702-9232 3016197860 FOB: Destination	W806YH

Tc:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

	POP 01-JUL-2021 TO 31-DEC-2023	N/A	USA MED MATERIEL DEV ACTIVITY KRISTIN JONES MAIA 1430 VETERANS DRIVE FORT DETRICK MD 21702-9232 3016197860 FOB: Destination	W806YH

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The following Delivery Schedule item for CLIN 0002 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

	POP 01-JUL-2021 TO 31-OCT-2023	N/A	USA MED MATERIEL DEV ACTIVITY KRISTIN JONES MAIA 1430 VETERANS DRIVE FORT DETRICK MD 21702-9232 3016197860 FOB: Destination	W806YH

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

	POP 01-JUL-2021 TO 31-DEC-2023	N/A	USA MED MATERIEL DEV ACTIVITY KRISTIN JONES MAIA 1430 VETERANS DRIVE FORT DETRICK MD 21702-9232 3016197860 FOB: Destination	W806YH

The following Delivery Schedule item for CLIN 0003 has been changed from:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

	POP 01-JUL-2021 TO 31-OCT-2023	N/A	USA MED MATERIEL DEV ACTIVITY KRISTIN JONES MAIA 1430 VETERANS DRIVE FORT DETRICK MD 21702-9232 3016197860 FOB: Destination	W806YH

To:

	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

	POP 01-JUL-2021 TO 31-DEC-2023	N/A	USA MED MATERIEL DEV ACTIVITY KRISTIN JONES MAIA 1430 VETERANS DRIVE FORT DETRICK MD 21702-9232 3016197860 FOB: Destination	W806YH

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SECTION G - CONTRACT ADMINISTRATION DATA

The following have been modified:

ADDITIONAL INVOICE INSTRUCTION

PAYMENT SCHEDULE

Billing for receipt and acceptance of twenty four (24) invoices, twenty six (26) monthly progress reports, and one (1) final report and payment schedule will consist of::

●	Twenty-three (23) monthly payments of $45,103.91
●	One (1) final payment of $45,103.95

The twenty fourth Phase II payment is for receipt and acceptance of the twenty sixth monthly progress report and the final report. See section C11.2. of the SOW for additional details.

INVOICE PROCESS:

Invoices shall be entered into the WAWF website at https://wawf.eb.mil/. (NOTE: For “training” instructions on using WAWF, click on “About WAWF”, then click on “Training”.)

i. For specific invoicing instructions, please reference:

A.  DFARS Clause 252.232-7003 “Electronic Submission of Payment Request and Receiving Reports (JUN 2012); and

B.  DFARS Clause 252.232-7006 “Wide Area Workflow Payment Instructions (MAY 2013) for specific invoicing instructions in WAWF.)

ii. Each invoice submitted must:

A. Be in compliance with Section B.

B. State the period of performance (POP) for the contract. (i.e. 30 Sept 2015 - 29 Sept 2017)

C. Request payment in the format of the Contract Line Identification Number (CLIN).

iii.  In accordance with FAR 52.232-12 - Advance Payments are not allowable. Payments will be made only for the amount of work completed.

RECEIVING REPORT: The Receiving Report shall be entered into the WAWF website at https://wawf.eb.mil/. (NOTE: For specific instructions on using WAWF, click on “About WAWF”, and then click on “Training”.)

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252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)

(a) Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b)  Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1)  Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2)  Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d)  WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e)  WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f)  WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items—

(A)  That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

Not applicable

(B)  For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

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Invoice 2in1

(iii)	For customary progress payments based on costs incurred, submit a progress payment request.

(iv)	For performance based payments, submit a performance based payment request.

(v)	For commercial item financing, submit a commercial item financing request.

(2)	Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

(3)  Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0490
Issue By DoDAAC	HT9425
Admin DoDAAC	HT9425
Inspect By DoDAAC	W806YH
Ship To Code	W806YH
Ship From Code	Not applicable
Mark For Code	Not applicable
Service Approver (DoDAAC)	Not applicable
Service Acceptor (DoDAAC)	W806YH
Accept at Other DoDAAC	Not applicable
LPO DoDAAC	Not applicable
DCAA Auditor DoDAAC	Not applicable
Other DoDAAC(s)	Not applicable

(4)  Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1)  The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

Contract Specialist: As listed in Section A of this contract.

Note: Please include the COR and Contract Specialist on invoice submission so that notification is received.

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

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(End of clause)

(End of Summary of Changes)